UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

USA TRUCK INC.
(Exact name of registrant as specified in charter)

Delaware	1-35740	71-0556971
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of principal executive offices)	(Zip Code)

479-471-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	USAK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 8.01 Other Events.
On August 3, 2022, USA Truck, Inc., a Delaware corporation (the “Company”), filed its definitive proxy statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the special meeting of stockholders of the Company to be held virtually at https://www.cstproxy.com/usa-truck/sm2022, on September 12, 2022, at 11:00 a.m., Eastern Time, to, among other things, seek approval of the Agreement and Plan of Merger, by and among the Company, Schenker, Inc., a New York corporation (“Parent”), and Tango Merger, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which among other things, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).
As previously disclosed, following the announcement of the Merger, one complaint was filed in Federal court naming the Company and members of its board of directors as defendants. Subsequent to the filing of the Definitive Proxy Statement, one additional complaint has been filed. On August 18, 2022, a purported stockholder of the Company filed an action in the Southern District of New York. The Company also has received a total of six other challenges related to the merger, including the two draft complaints previously disclosed. The additional complaint and challenges assert claims and seek relief that is substantially similar to the claims asserted and relief sought in the previously disclosed Federal court complaint and draft complaints. In addition, three of the challenges allege inadequacy of disclosure regarding confidentiality agreements the Company entered into with interested third parties during the sales process.
While the Company believes that all of these complaints and challenges are without merit and that the disclosures set forth in both the preliminary proxy statement filed with the SEC on July 18, 2022 and the Definitive Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ unmeritorious claims, avoid nuisance and possible expense and delay, and provide additional information to our stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the supplemental disclosure set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the Definitive Proxy Statement. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required.
Important information concerning the Merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as a part of, and in conjunction with, the information set forth in the Supplemental Disclosure.
If you have any questions concerning the Merger, the Definitive Proxy Statement or this Supplemental Disclosure, would like additional copies or need help voting your shares of the Company’s common stock, please contact the Company’s proxy solicitor, MacKenzie Partners, Inc., as follows:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 (Call Collect)
(800) 322-2885 (Toll Free)
proxy@mackenziepartners.com (E-Mail Address)

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this supplement shall supersede the information in the Definitive Proxy Statement. All page references are to pages of the Definitive Proxy Statement, and all terms used below, unless otherwise defined, shall have the meanings set forth in the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Definitive Proxy Statement is indicated in ~~strikethrough text~~.

The Section of the Definitive Proxy Statement entitled “The Merger-Background of the Merger” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the third full paragraph on page 32 of the Definitive Proxy Statement:

On May 9 and May 10, 2022, representatives of Evercore, on behalf of the Company and consistent with the Board’s directives, began to reach out to potential financial buyers. 10 prospective financial bidders were contacted, including (1) a U.S.-based private equity firm (“Party B”), (2) a U.S.-based private equity firm (“Party C”), (3) a U.S.-based private equity firm (“Party D”), and (4) a U.S.-based private equity firm (“Party E”). Each of Party B, Party C, Party D, and Party E expressed interest and executed a confidentiality agreement to further facilitate discussions. Such confidentiality agreements included a prohibition on the counterparty contacting debt and equity financing sources without the Company’s prior approval, as well as a standstill provision, key elements of which (including a prohibition on making private acquisition proposals to the Company) were subject to a fall-away provision that would cause them to automatically expire in the event the Company were to enter into a definitive agreement relating to certain extraordinary transactions, including the transactions contemplated by the $32.00 Proposal. Such confidentiality agreements did not contain “don’t ask, don’t waive” or similar provisions. Following the execution of confidentiality agreements between May 13 and May 23, 2022, each of Party B, Party C, Party D, and Party E was provided a presentation containing information on the Company.

2.	The following supplemental disclosure replaces in its entirety the second full paragraph on page 34 of the Definitive Proxy Statement:

On June 15, 2022, the Board met with members of the senior management team and representatives of Scudder and Evercore to discuss the Company’s five-year forecast. Members of the senior management team reviewed the Company’s year-to-date performance and ~~updates to~~ the Company’s five-year forecast, which had been previously reviewed by the Transaction Committee on June 11, 2022. Members of the senior management team reviewed for the Board the methodologies and assumptions used in preparation of the five-year forecast and confirmed that the methodologies used in the five-year forecast are consistent with the methodologies used in the Company’s previous five-year forecasts. Members of the senior management team confirmed that the five-year forecast was reasonably prepared and reflects management’s best currently available estimates, assumptions, and judgments. Following such discussion, the Board met in executive session without members of the senior management team, other than Mr. Reed, and without the representative from Evercore present. The Board discussed the Company’s five-year forecast and management’s assumptions and methodologies used in the preparation of the five-year forecast. Following such discussion, the Board unanimously approved the Company’s five-year forecast. A representative from Scudder reviewed the open issues with respect to the merger agreement. The Board continued to meet in executive session without Mr. Reed and further discussed the transaction process.

3.	The following supplemental disclosure replaces in its entirety the fourth full paragraph on page 34 of the Definitive Proxy Statement:

On June 17, 2022, the Transaction Committee met with Mr. Reed and representatives from Scudder and Evercore to discuss the market check process and outstanding items with respect to the $32.00 Proposal. A representative from Evercore reviewed the market check process, noting that there was no remaining interest from the prospective bidders contacted, including from each of Party B, Party C, and Party E. Following such discussion, the Board met without the representative from Evercore present. Mr. Reed discussed the status of the transaction communications. The Transaction Committee then met in executive session without Mr. Reed present. A representative from Scudder reviewed the outstanding items in the merger agreement with respect to the $32.00 Proposal.

4.	The following supplemental disclosure replaces in its entirety the first full paragraph on page 36 of the Definitive Proxy Statement:

On June 23, 2022, the Company and DBS executed and delivered the merger agreement and, prior to the open of trading in the Company’s stock on June 24, 2022, the Company issued a press release announcing the execution of the merger agreement with respect to the $31.72 Proposal, representing a 113.7% premium to the $14.58 price per share of the Company common stock as of the close of trading on June 23, 2022. At no time prior to the execution of the merger agreement were there any discussions between DBS and its representatives, on the one hand, and the Company’s directors or officers, on the other hand, regarding individual post-transaction employment or retention arrangements or directorships, and none of DBS’s proposals or indications of interest, whether written or oral, made proposals with respect to management employment or retention following the merger or the purchase of or participation in the equity of the surviving corporation or its affiliates following the merger.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Evercore Group L.L.C.” is amended and supplemented as follows:

5.	The following supplemental disclosure is added after the third full paragraph on page 43 of the Definitive Proxy Statement:
Up to and including the time period in which Evercore prepared and delivered its written opinion to the Board, the Evercore representatives confirmed that Evercore had no conflicts that would adversely affect its ability to provide a fairness opinion to the Board.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses – Discounted Cash Flow Analysis” is amended and supplemented as follows:

6.	The following supplemental disclosure replaces in its entirety the full paragraph beginning on page 45 and ending on page 46 of the Definitive Proxy Statement:
Evercore performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the second half of the Company’s fiscal year 2022 and the Company’s fiscal years 2023 through 2026 based on financial projections prepared by the Company’s management and set forth in the section entitled “Financial Projections”.  Evercore calculated terminal values of the Company by applying (i) a range of perpetuity growth rates of 3.5% to 4.5%, which range was selected based on Evercore’s professional judgment and experience, and (ii) a range of estimated EBITDA exit multiples of 3.75x to 4.75x, which ~~were each~~ range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that the Company was forecasted to generate equal to $45 million based on management’s financial projections.  Evercore calculated a range of terminal values with a midpoint of $494 million based on a 4.0% midpoint perpetuity growth rate, and a range of terminal values with a midpoint of $651 million based on a 4.25x midpoint EBITDA exit multiple. The unlevered cash flows and terminal values in each case were then discounted to present value as of June 30, 2022 using discount rates ranging from 12.5% to 14.5%, which were based on an estimate of the Company’s weighted average cost of capital, based on the mid-year cash flow discounting convention.  Evercore estimated the Company’s weighted average cost of capital based on application of the Capital Asset Pricing Model and its professional judgment and experience given the nature of the Company’s business and industry.  Based on this range of implied enterprise values, after adjusting for cash of $12 million, debt of $74 million and finance lease obligations of $87 million, in each case as of March 31, 2022, and ~~the number of~~ 9.036 million fully diluted shares of Company common stock as of June 22, 2022, in each case as provided by the Company’s management, (i) the discounted cash flow analysis utilizing the perpetuity growth rate methodology to calculate the terminal value indicated a range of implied equity values per share of Company common stock of $18.95 to $32.60 and (ii) the discounted cash flow analysis utilizing the EBITDA exit multiple methodology to calculate the terminal value indicated a range of implied equity values per share of Company common stock of $26.10 to $39.15, compared to the merger consideration of $31.72 per share of Company common stock.

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses – Selected Public Company Trading Multiples Analysis” is amended and supplemented as follows:

7.	The following supplemental disclosure is added before the “Benchmark” table on page 48 of the Definitive Proxy Statement:

Company	Enterprise Value / 2022E EBITDA	Enterprise Value / 2023E EBITDA	Price / 2022E EPS	Price / 2023E EPS
Small Cap Peer Companies
U.S. Xpress Enterprises, Inc.	4.9x	4.1x	8.4x	8.4x
P.A.M. Transportation Services, Inc.	3.8x	4.1x	5.8x	7.1x
Covenant Logistics Group, Inc.	2.8x	3.3x	5.0x	7.1x
Large Cap Peer Companies
Marten Transport, Ltd.	5.1x	5.0x	12.6x	12.5x
Knight-Swift Transportation Holdings Inc.	4.8x	5.2x	8.3x	9.4x
Heartland Express, Inc.	4.6x	4.6x	14.2x	15.9x
Werner Enterprises, Inc.	4.4x	4.5x	9.3x	10.0x
Schneider National, Inc.	3.9x	4.1x	8.3x	9.2x

The Section of the Definitive Proxy Statement entitled “The Merger – Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses – Equity Research Analyst Price Targets” is amended and supplemented as follows:

8.	The following supplemental disclosure replaces in its entirety the second full paragraph on page 50 of the Definitive Proxy Statement:

Evercore reviewed selected public market trading price targets for the shares of Company common stock prepared and published by equity research analysts that were publicly available as of June 22, 2022.  These price targets reflect analysts’ estimates of the future public market trading price of the shares of Company common stock at the time the price target was published. The selected public market trading price targets that were publicly available as of June 22, 2022 were as follows:
Firm	Price Target
Stephens	$27.00
Cowen & Company	$24.00
Singular Research	$39.00

The range of selected equity research analyst price targets per share of Company common stock was $24.00 to $39.00 as of June 22, 2022.  Public market trading price targets published by equity research analysts are generally twelve-month price targets and hence do not necessarily reflect current market trading prices for the shares of Company common stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of the Company and future general industry and market conditions.

END OF SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT
Additional Information About the Merger and Where to Find It
This communication is being made in respect of the proposed transaction involving the Company, Parent, and Merger Sub. A special meeting of the stockholders of the Company will be held on September 12, 2022, at 11:00 a.m., Eastern Time, to seek stockholder approval in connection with the Merger. The Company has filed with the SEC a preliminary proxy statement, the Definitive Proxy Statement and other relevant documents in connection with the Merger. The Definitive Proxy Statement was first mailed to the stockholders of the Company on August 3, 2022 and contains important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, MERGER SUB, AND THE MERGER. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.usa-truck.com or by sending a written request USA Truck, Inc., 3200 Industrial Park Road, Van Buren, Arkansas 72956.
Participants in the Solicitation
The Company and its directors, executive officers and certain other members of management and team members may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger is set forth in the Definitive Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger is set forth in the Definitive Proxy Statement. Forward Looking Statements information relating to the foregoing can also be found in the Definitive Proxy Statement. To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements
Statements included in this Supplemental Disclosure that are not historical in nature are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to the completion of the Merger. These forward-looking statements are generally denoted by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “aim,” “target,” “plan,” “continue,” “estimate,” “project,” “may,” “will,” “should,” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements reflect management’s current beliefs and are based on information currently available to management. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to known and unknown risks and uncertainties and other factors that could cause actual results to differ materially from historical results or those anticipated. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur or if any occur, what effect they will have on our results of operations or financial condition. These factors include, but are not limited to:
• the satisfaction of the conditions precedent to the consummation of the Merger, including, without limitation, the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals);
• uncertainties as to the timing of the Merger and the possibility that the Merger may not be completed;
• unanticipated difficulties or expenditures relating to the Merger;
• the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including, in circumstances which would require the Company to pay the Company termination fee;
• legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Board, the Company’s executive officers and others following the announcement of the Merger;
• disruptions of current plans and operations caused by the announcement and pendency of the Merger;
• risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;
• potential difficulties in employee retention due to the announcement and pendency of the Merger;
• the response of customers, suppliers, drivers and regulators to the announcement and pendency of the Merger;
• disruptions in the execution of plans, strategies, goals and objectives of management for future operations caused by the Merger;
• changes in accounting standards or tax rates, laws or regulations;
• continued and sufficient access to capital;
• economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, inflation, or the conflict in Ukraine and related sanctions) or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance;
• the fact that receipt of the all-cash per share price will be taxable to our stockholders that are U.S. taxpayers and may be taxable to our stockholders that are taxpayers in foreign jurisdictions;
• risks that the price of the Company common stock price may decline significantly if the Merger is not completed;
• the possibility that the Company could, following the Merger, engage in operational or other changes that could result in meaningful appreciation in its value; and
• the possibility that the Company could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets to one or more as yet unknown purchasers, which could conceivably produce a higher aggregate value than that available to our stockholders in the Merger.
For additional information, see the section of the Definitive Proxy Statement entitled “The Merger—Forward-Looking Financial Information,” beginning on page 40 of the Definitive Proxy Statement. The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date hereof and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any forward-looking statements made in this Supplemental Disclosure, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	September 1, 2022	/s/ Zachary B. King
Zachary B. King
Executive Vice President and Chief Financial Officer